Exhibit 99.1

WMALT 2005-8

Preliminary Structure – Paydown Rules (As of 09/14/05)

Group 1

1.                  At the beginning of each period, please set the following variables:

  a.                   #FixedAmt1 = $2,000

  b.                  #FixedAmt2 = Period 1 – 12 ($0), Period 13 – 24 ($500,000), Period 25 – 36 ($2,500,000), Period 37 – 48 ($800,000) and Period 49 – 360 ($900,000)

  c.                   #FixedAmt3 = $1,000

  d.                   #FixedAmt4 = Period 1 – 12 ($2,700,000), Period 13 – 24 ($3,200,000), Period 25 – 36 ($400,000), Period 37 – 48 ($1,500,000) and Period 49 – 360 ($900,000)

2.                  Pay Class R until retired.

3.                  Pay Class 1A1 its priority amount until retired.

4.                  Pay #FixedAmt1 in the following manner:

  a.                   Pay up to #FixedAmt3 for the period to Class 1A3, Class 1A5, and Class 1A6 pro-rata until retired.

  b.                  Pay up to #FixedAmt4 for the period in the following manner:

     i.                  Pay Class 1A2 until retired.

     ii.                  Pay Class 1A7 until retired.

  c.             Pay Class 1A3, Class 1A5, and Class 1A6 pro-rata until retired.

  d.                  Pay Class 1A2 until retired.

  e.                   Pay Class 1A7 until retired.

5.                  Pay up to #FixedAmt2 for the period to Class 1A8 and Class 1A10 pro-rata until retired.

6.                  Pay according to rules 4a – 4e without regard to #FixedAmt1 until Class 1A2, Class 1A3, Class 1A5, Class 1A6, and Class 1A7 are retired.

7.                  Pay Class 1A8 and Class 1A10 pro-rata until retired.

8.                  Pay Class 1A1 until retired.

Collateral:         30 YR Jumbo ALT-A.

Size:     ~$292mm

Passthru Rate:   5.50%

Pricing Speed:  100% PPC (8 6-> 20 18CPR / 12 months)

NAS Bonds:     Class 1A1.  Locked out of scheduled and prepay for 60months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).

Super-NAS:     None.

Z-Bonds:          None.

AAA Support:  None.

Floaters:           For Class 1A8: Rate = 1_Mo_LIBOR plus 0.38, Floor = 0.38%, Hard Cap = 5.50%, Cap Corroder = 9.0%.  The initial coupon is 4.108%.  Zero day delay.

            For Class 1A3: Rate = 1_Mo_LIBOR plus 1.15, Floor = 1.15%, Hard Cap = 5.50%, Cap Corroder = 9.00%. The initial coupon is 4.878%.  Zero day delay.

            For Class 1A5: Rate = 1_Mo_LIBOR plus 0.65, Floor = 0.65%, Hard Cap = 7.00%.  The initial coupon is 4.378%.  Zero day delay.

Inverse IO:       For Class 1A9: Rate = 5.12 minus 1_Mo_LIBOR.  Floor = 0.0%, Cap = 5.12%.  Notional balance follows Class 1A8.  The initial coupon is 1.392%.  Zero day delay.

For Class 1A4: Rate = 4.35 minus 1_Mo_LIBOR.  Floor = 0.0%, Cap = 4.35%.  Notional balance follows Class 1A3.  The initial coupon is 0.622%.  Zero day delay.

Inverse Floater: For Class 1A6: Rate =  23.28332998 - (1_Mo_LIBOR * 3.66666598).  Floor = 0.0%, Cap = 23.28332998%.  The initial coupon is 9.61399921%.  Zero day delay.

Cap Contract:   For Class 1A8: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the April 25, 2011 pay date.  The lower strike will be 5.12% and the upper strike will be 8.62%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 1A8 and will not be available for Class 1A9.  The notional balance of the cap contract will never exceed the balance of Class 1A8.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

            For Class 1A3: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the November 25, 2011 pay date.  The lower strike will be 4.35 % and the upper strike will be 7.85%.  The cap of the floater in any given period will be 9.0%.  The cap contract is for Class 1A3 and will not be available for Class 1A4.  The notional balance of the cap contract will never exceed the balance of Class 1A3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

Init LIBOR:      3.728% for all floating rate classes.

Group 2

1.      Pay Class 2CB1 and 2CB2 its priority amount until retired.

2.      Pay Class 2CB5 its priority amount until retired.

3.      Pay Class 2CB3 until retired.

4.      Pay Class 2CB5 until retired.

5.      Pay Class 2CB1 and 2CB2 until retired.

Collateral:         30yr Conf Alt-A.

Size:     ~$260mm

Passthru Rate:   5.50%

Pricing Speed:  100% PPC (6 6-> 18 18CPR / 12 months)

NAS Bonds:     Class 2CB1 and 2CB2.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).

Ed Jones Bond:     Class 2CB5.  Will require $1,000 denom and death put lottery language.  The bond will be wrapped by Assured.  The bond will also receive 0.1% of its original balance every month(starting in month 37) after the NAS bond gets paid.  Its priority amount is $23,710.35.

Super-NAS:     None.

Z-Bonds:          None.

AAA Support:  Class 2CB2 supports both Class 2CB1 and Class 2CB3.  Approx 8.25% of the Class 2CB2 balance up to approx $1MM will support Class 2CB1.  Approx 91.75% of the Class 2CB2 balance up to approx $11.1MM will support Class 2CB3.

Floaters:           For Class 2CB3: Rate = 1_Mo_LIBOR plus 0.41, Floor = 0.41%, Hard Cap = 5.50%, Cap Corroder = 9.5%.  The initial coupon is 4.138%.  Zero day delay.

Inverse IO:       For Class 2CB4: Rate = 5.09 minus 1_Mo_LIBOR.  Floor = 0.0%, Cap = 5.09%.  Notional balance follows Class 2CB3.  The initial coupon is 1.362%.  Zero day delay.

Inverse Floater: None.

Cap Contract:   For Class 2CB3: The Cap contract was generated at 85% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the November 25, 2013 pay date.  The lower strike will be 5.09% and the upper strike will be 9.09%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class 2CB3 and will not be available for Class 2CB4.  The notional balance of the cap contract will never exceed the balance of Class 2CB3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bank of America.

      LIBOR:      Initial Libor for floater is 3.728%.

Group 3

1.                   Pay 3CB until retired

Collateral:         30yr Conforming ALT-A

Size:     ~$137mm

Passthru Rate:   6.00%

Pricing Speed:  100% PPC (8 6-> 20 18CPR / 12 months)

NAS Bonds:           None.

Super-NAS:     None.

Z-Bonds:          None.

AAA Support:  None.

Floaters:           None.

Inverse IO:       None.

Inverse Floater: None.

Cap Contract:   None.

Group 4

1.                   Pay 4A until retired

Collateral:         15yr Jumbo ALT-A

Size:     ~$41mm

Passthru Rate:   5.00%

Pricing Speed:  100% PPC (8 6-> 20 18CPR / 12 months)

NAS Bonds:           None.

Super-NAS:     None.

Z-Bonds:          None.

AAA Support:  None.

Floaters:           None.

Inverse IO:       None.

Inverse Floater: None.

Cap Contract:   None.

Group 5

1.       Pay 5CB until retired

Collateral:     15yr Conforming ALT-A

Size:     ~$30mm

Passthru Rate:   5.00%

Pricing Speed:  100% PPC (8 6-> 20 18CPR / 12 months)

NAS Bonds:           None.

Super-NAS:     None.

Z-Bonds:          None.

AAA Support:  None.

Floaters:           None.

Inverse IO:       None.

Inverse Floater: None.

Cap Contract:   None.

Notes

Print date:         09/27/2005

Deal settles:       5/28/2004

Closing date:      09/29/2005

Accrual date:      09/01/2005

Floater accrual date:     09/25/2005

First pay date:   10/25/2005

Clean-up call:     10%

WACIO:          1X, 2X, 3X, 4X and 5X crossed to form CX, normalized to 5.50%

WACPO:         1P, 3P, 4P, and 5P crossed to form CP.

Subordinate Classes:     Subs will be crossed to form Classes B1, B2, B3, B4, B5, and B6

Speeds for tables:         0%, 50%, 100%, 150%, and 200%